UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K
_____________

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2007

____________

ACACIA RESEARCH CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26068 (Commission File Number)	95-4405754 (I.R.S. Employer Identification No.)

500 Newport Center Drive,
Newport Beach, California 92660
(Address of Principal Executive Offices) (Zip Code)

(949) 480-8300
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed since Last Report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Effective on March 7, 2007, Robert A. Berman is no longer employed as our Chief Operating Officer. The duties of our principal operating officer have been assumed by the offices of Chief Executive Officer and President.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

      99.1     Press Release of the Registrant dated March 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    ACACIA RESEARCH CORPORATION

Date: March 6, 2007
                    By: /s/ Paul R. Ryan
                    Name: Paul R. Ryan
                    Title: Chairman and Chief Executive Officer